SECURED PROMISSORY NOTE

$1,000,000                                               Date:  October 1, 1996
 ---------



FOR VALUE RECEIVED, Source Scientific, Inc. (the "Borrower") hereby absolutely and unconditionally promises to pay to Concord Growth Corporation (the "Lender"), or order, on demand but in no event later than the date specified in the Loan Agreement (as defined below) as the date on which all amounts owing by the Borrower to the Lender are due and payable, in immediately available funds, the principal amount of One Million Dollars ($1,000,000) (the Maximum Credit) or, if less, the aggregate principal amount of this Note outstanding on such date, and to pay interest and fees on the unpaid principal amount hereof, in immediately available funds, monthly in arrears on the first day of each calendar month for the immediately preceding month in the amounts specified in the Loan Agreement (as defined below). This note evidences loans and other credit accommodations made or to be made by the Lender to the Borrower pursuant to the Security Agreement dated October 1, 1996 and the Loan Agreement dated October 1, 1996, by and between Lender and Borrower (as amended and in effect from time to time, the "Loan Agreement"). Capitalized terms defined in the Loan Agreement, whether directly or indirectly by reference, shall have the respective meanings herein assigned to such terms in the Loan Agreement.

The principal amount of this Note is subject to prepayment in whole or in part in the manner and to the extent specified in the Loan Agreement. Upon the occurrence of any Event of Default, the entire unpaid principal balance of this Note, all of the unpaid interest and fees accrued thereon or with respect thereto and all other amounts payable by Borrower to Lender under the Loan Agreement or hereunder may automatically become immediately due and payable, without demand, in the manner and with the effect provided in the Loan Agreement.

This Note is secured by the security interests in, liens on and rights of setoff against, the assets of the Borrower granted as collateral security pursuant to the Loan Agreement and any other documents, instruments and agreements executed and delivered from time to time in connections therewith.

 No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or any other right of the Lender or of such holder, nor shall any delay, omission or waiver of any one occasion be deemed a bar to or waiver of the same or any other right or any other occasion. The Borrower and every endorser and guarantor of this Note regardless of the time, order or place of signing hereby waives presentment, demand, protest and notice of every kind, and assents to any extension or postponement of the time for payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person or entity primarily or secondarily liable.

All expenses of enforcement of the Lender's rights hereunder and other costs and expenses in respect hereof (including reasonable court costs and legal and other professional fees) shall be for the account of the Borrower.

Borrower acknowledges that Lender may assign and sell participations in its rights and obligations under this Note, the Loan Agreement and any other agreements. Lender may include its repayment rights under the Loan Agreement, this Note and the other agreements in a pool of loan receivables in which Lender sells undivided interests as part of a securitization program. Borrower understands that Lender may from time to time transfer and assign its rights under the Loan Agreement and this Note to one or more assignees. Borrower hereby consents to these transfers and assignments by Lender to one or more assignees. Borrower hereby agrees that any such assignee may exercise the rights of Lender hereunder. Borrower hereby consents and acknowledges that any and all defenses, claims or counterclaims that it may have against Lender shall be limited to, and may only be brought against, Lender and shall not extend to any assignee. Borrower and Lender intend that any and all direct or indirect assignees of the Lender of the type set forth above shall be third party beneficiaries of this Note.

This Note shall be binding upon the Borrower's successors and assigns, and shall inure to the benefit of the Lender's successors and assigns.

THIS NOTE SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REFERENCE TO CONFLICTS OF
LAW).

BORROWER, LENDER AND, BY ITS ACCEPTANCE HEREOF, EACH HOLDER, EACH WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER OF THEM AGAINST THE OTHER WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THE LOAN AGREEMENT, THIS NOTE, THE OBLIGATIONS, THE COLLATERAL, ANY ALLEGED TORTUOUS CONTACT BY BORROWER OR LENDER, OR WHICH IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES FROM OR RELATES TO THE RELATIONSHIP BETWEEN BORROWER AND LENDER. IN NO EVENT WILL LENDER OR ANY HOLDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized officer to take effect as of the date first hereinabove written.


BORROWER:
     SOURCE SCIENTIFIC, INC.


By:

                               ACCOMMODATION NOTE



$250,000                                                  Date: October 1, 1996
--------



FOR VALUE RECEIVED, the undersigned (hereinafter "Borrower"), hereby promises to pay to the order of CONCORD GROWTH CORPORATION, a California corporation (hereinafter "Lender"), or its assigns, at 1170 East Meadow Drive, Palo Alto, CA 94303, or at such other place as the holder of this Accommodation Note (the "Note") may designate from time to time in writing, in such coin or currency of the United States which shall be legal tender in payment of all the debts and dues, public and private, at the time of payment, the principal sum of Two Hundred Fifty Thousand DOLLARS ($250,000), or such lesser principal amount as may be from time to time outstanding pursuant to the terms of this Note, together with interest from and after the date hereof on the unpaid principal balance outstanding at the rate and payable in the manner set forth below.

All capitalized terms used in this Note, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in that certain Loan Agreement between Borrower and Lender dated as of October 1, 1996, as amended, supplemented, extended or restated from time to time (the "Loan Agreement").

Lender may make advances from time to time, in its sole  discretion,  under this
Note in increments of not less than $25,000 (each an "Accommodation") up to a maximum aggregate amount not to exceed the lesser of: (a) Two Hundred Fifty Thousand Dollars ($250,000) or (b) the amount by which the Maximum Credit exceeds the sum of all outstanding Advances and Accommodations.

In the event the aggregate outstanding Accommodations shall at any time exceed the limitations provided in this Note, Borrower shall immediately repay the Accommodations in the amount of such excess.

 Each payment shall be first applied to interest and other charges due hereunder, with remaining amounts being applied to principal.

This Note is an "Accommodation Note" referred to in, and is issued pursuant to, that certain Loan Agreement, evidences one or more "Accommodations" referred to in the Loan Agreement, and is entitled to all of the benefits and security of the Loan Agreement, the Security Agreement and the other Loan Documents. All of the terms, covenants, and conditions of the Loan Agreement, Security Agreement and the other Loan Documents are hereby made a part of this Note and are deemed incorporated herein in full. In the event there exists any actual conflict between the terms of this Note and the terms of the Loan Documents, the provisions of this Note shall control.

Accommodation Fee. Borrower shall pay Lender on the date hereof a facility fee (the "Accommodation Fee") in the amount of NA percent (NA%) of the Principal Sum of this Note, which fee is fully earned and non-refundable as of the date such payment is due.

Interest. Interest shall accrue on the principal balance outstanding under this Note at a floating rate per annum equal to the Prime Rate (as defined below) plus two and three quarters percent (Prime + 2.75%) (the "Accommodation Interest Rate"), which interest shall be payable and calculated as hereinafter set forth. Borrower shall pay such interest to Lender on the first day of each month in an amount equal to (a) the quotient obtained by dividing the sum of the daily unpaid principal balance outstanding on each day during the immediately preceding month by the actual number of days in such month (the "Average Accommodation Daily Balance"), multiplied by (b) the quotient obtained by dividing the Accommodation Interest Rate by 360, multiplied by (c) the actual number of days in the immediately preceding month. The Accommodation Interest Rate shall increase or decrease monthly, on the first day of each month, by the amount of any increase or decrease in the Prime Rate. For purposes of this Agreement, the "Prime Rate" is the prime rate of interest publicly listed by the Western Edition of the Wall Street Journal on the first day of each month or, if the first day of such month is not a business day, on the last business day of the immediately preceding month. In the event the prime commercial interest rate listed by the Wall Street Journal is a range, the highest rate in the range shall be the "Prime Rate".

Administrative Fee. Borrower shall pay Lender on the first day of each month an administrative fee (the "Accommodation Administrative Fee") in an amount equal to (a) the Average Accommodation Daily Balance for the immediately preceding month, multiplied by (b) one quarter of one percent ( .25%).

All obligations under this Note, including all Accommodations, and all accrued and unpaid interest and Accommodation Administrative Fees and Accommodation Fees, constitute Obligations secured by the Collateral, and shall be due and payable in full on the date the Loan Agreement is terminated if it is terminated prior to expiration of the Term (the "Maturity Date"). Each individual Accommodation shall be paid in full, no later than sixty (60) days after such Accommodation has been made to Borrower. All obligations and payments due herein under this Note, may be applied to the revolving loans contemplated in the Loan Agreement.

In no event shall charges constituting interest under this Note exceed the highest rate permitted under applicable law. In the event that a court of competent jurisdiction makes a final determination that Lender has received interest under this Note in excess of the maximum lawful rate, then such excess shall be deemed a payment of principal and applied against the principal under this Note, and the interest payable under this Note shall be deemed amended to the amount payable under the maximum lawful rate. It is the intent hereof that Borrower not pay or contract to pay, and that Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower under applicable law.

Upon the occurrence of an Event of Default, this Note may, and without demand, notice or legal process of any kind, be declared, and upon such declaration immediately shall become, or upon certain circumstances set forth in the Loan Agreement may become without declaration, due and payable. Without limiting the terms of the Loan Agreement, Security Agreement and the other Loan Documents, if Lender takes any action to collect this Note, then Borrower shall be obligated to pay any reasonable fees and expenses in connection with such action, which fees and expenses constitute Obligations secured by the Collateral.

Time is of the essence of this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby, or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California. Sections of the Loan Agreement relating to waiver of jury trial, consent to jurisdiction, no implied waiver, and release apply to this Note, and are hereby incorporated into this Note by reference.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered on the date first above written.

"Borrower":
         SOURCE SCIENTIFIC, INC.

By:

Name:

Title:


"Lender":
         CONCORD GROWTH CORPORATION

By:

Name:

Title:

                               SECURITY AGREEMENT


This Security Agreement (the "Agreement") is entered into as of October 1, 1996, between Source Scientific, Inc., ("Borrower") and Concord Growth Corporation ("Lender"), in connection with various loans and other credit accommodations by Lender to Borrower pursuant to the Loan Agreement dated October 1, 1996 [concurrently herewith] between Borrower and Lender, as the same may be amended, restated, supplemented, extended, or replaced from time to time (collectively, the "Loan Agreement").

Capitalized terms used in this Agreement shall have either (a) the meanings assigned to them in Section 6.6 of this Agreement, or (b) if such terms are not otherwise defined in this Agreement, the respective meanings assigned to them in the Loan Agreement.

1.     GRANT OF SECURITY INTEREST

       1.1 Grant of Security Interest. To secure the payment and performance in full of all Obligations, Borrower hereby grants to Lender a continuing security interest in and lien upon, and a right of setoff against, and Borrower hereby assigns and pledges to Lender for security purposes, all of Borrower's right, title and interest in and to the following property, whether now owned or existing or hereafter acquired or arising, wherever located, (collectively, the "Collateral"), including any Collateral not deemed eligible for lending purposes: (a) All accounts; (b) All chattel paper; (c) All general intangibles, including, without limitation, all rights to payment, causes of action, rights to receive tax refunds, contract rights, customer lists, guaranties, deposit accounts, cash, rights in and claims under insurance policies (including rights to unearned premiums), copyrights, patents, trademarks, tradenames, rights under license agreements and rights thereunder, all other intellectual property, and goodwill (including the goodwill associated with trademarks and trademark licenses);
              (d) All investment  property (as defined in the Uniform Commercial
              Code); (e) All inventory; (f) All equipment and fixtures; (g) All documents, instruments, letters of credit and bankers' acceptances; (h) All consumer goods, farm products, crops, timber, minerals or the like (including oil and gas); (i) All books and records relating to any of the above, including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Borrower, any computer service bureau or other third party; and
              (j) All accessions, substitutions for and all replacements, products, and cash and non-cash proceeds of the foregoing, in whatever form, including all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing.

2.     APPOINTMENT AS ATTORNEY-IN-FACT; PRESERVATION OF COLLATERAL

       2.1. Attorney-in-Fact. Borrower hereby appoints Lender and any designee of Lender as Borrower's attorney-in-fact and authorizes Lender or such designee, at Borrower's sole expense, to exercise at any times in Lender's or such designee's discretion all or any of the following powers, which powers, being coupled with an interest, shall be irrevocable until all Obligations have been paid and sat-isfied in full:
              (a) receive, endorse, assign, deliver, and deposit, in the name of Lender or Borrower, any and all cash, checks, commercial paper, drafts, remittances and other instruments and docu-ments relating to the Collateral or the proceeds thereof;
              (b) notify account debtors, other obligors or any bailees of the interest of Lender in the Collateral or request from account debtors or such other obligors or bailees at any time, in the name of Borrower or Lender or any designee of Lender, information concerning the Collateral and any amounts owing with respect thereto;
              (c) notify account debtors or other obligors to make payment directly to Lender, or notify bailees as to the disposition of Collateral;
              (d) execute in the name of Borrower and file against Borrower in favor of Lender financing statements, deeds of trust, mortgages, or other assignment documents, as well as any amendments with respect to any portion of the Collateral;
              (e) obtain insurance at Borrower's expense and, after an Event of Default, to adjust or settle any claim or other matter arising pursuant to Borrower's insurance or to amend or cancel such insurance;
              (f) after an Event of Default, take or bring, in the name of Lender or Borrower, all steps, actions, suits or proceedings deemed by Lender necessary or desirable to direct collection of or other realization upon the accounts and other Collateral;
              (g) after an Event of Default, change the address for delivery of mail to Borrower and to receive and open mail addressed to Borrower; and
              (h) after an Event of Default, extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts or other Collateral which includes a monetary obligation and discharge or release the account debtor or other obligor, without affecting any of the Obligations.

       2.2. Limitations Upon Written Notice or After Event of Default. Borrower shall not, without the prior written consent of Lender,
              (1) absent an Event of Default, after receiving written notice from Lender, or (2) after an Event of Default:
              (a) grant any extension of time of payment of any of the accounts or any of the other Collateral that includes a monetary obligation;
              (b) compromise or settle any of the accounts or any such other Collateral for less than the full amount thereof;
              (c) release in whole or in part any account debtor or other person liable for the payment of any of the accounts or any such other Collateral; or
              (d) grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any of the accounts or any such other Collateral.

       2.3. Lender's Right to Cure. Lender may, at its option, cure any default by Borrower under any agreement with a third party or pay or bond on appeal any judgment entered against Borrower, discharge taxes, liens, security interest or other encumbrances t any time levied on or existing with respect to the Collateral and pay any amount or perform any act which, in Lender's sole judgment, is necessary or appropriate to preserve, protect, insure, or realize upon the Collateral. Lender may charge Borrower's loan account for any amounts so expended, such amounts to be repayable by Borrower on demand. Lender shall be under no obligation to effect such cure, payment, bonding or discharge, and shall not, by doing so, be deemed to have assumed any obligation or liability of Borrower.

       2.4. Inspection; Access to Collateral. Lender or its designee shall have access at any time to all of the premises where Collateral is located for the purposes of inspecting the Collateral and making copies of Borrower's books and records. Lender may use such of Borrower's personnel, equipment, including computer equipment, programs, printed output and computer readable media, supplies and premises for the collection of accounts and realization on other Collateral as Lender deems appropriate. Borrower hereby irrevo-cably authorizes all accountants and third parties to disclose and deliver to Lender all financial and other information in their possession regarding Borrower. All such inspection, copying, use of personnel, equipment and premises, and disclosure of infor-mation, shall be at Borrower's sole expense.

3.     ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

       Borrower hereby represents, warrants and covenants to Lender the following, the truth and accuracy of which, and compliance with which, shall be continuing conditions of the making of loans or other credit accommodations by Lender to Borrower under the Loan Agreement:

       3.1. Trade Names. Borrower may from time to time render invoices to account debtors under its trade names set forth in Schedule A hereto; provided, that (a) each such trade name does not refer to another corporation or other legal entity, and (b) all accounts and proceeds thereof (including any returned merchandise) invoiced under any such trade names are owned exclusively by Borrower and are subject to the security interest of Lender.

       3.2. Locations of Collateral. Borrower's books and records concerning accounts and its chief executive office are and shall be maintained only at the address set forth below Borrower's signature. Borrower's only other places of business and the only other locations of Collateral, if any, are and shall be the addresses set forth in Schedule A, except Borrower may change such locations or open a new place of business after thirty (30) days prior written notice to Lender. Prior to any change in location or opening of any new place of business, Borrower shall execute and deliver or cause to be executed and delivered to Lender such financing statements and other agreements as Lender may require.

       3.3. Encumbrances Against Collateral. Borrower has and at all times will continue to have good and marketable title to all of the Collateral, free and clear of all liens, security interests, claims or encumbrances of any kind except, if any, those set forth on Schedule A hereto. The liens and security interests granted by Borrower to Lender in the Collateral are first priority liens and security interests, subject only to those liens and security interests set forth on Schedule A, unless the holder of any such liens and security interests subordinates to Lender.

       3.4. Insurance. Borrower shall at all times maintain, with financially sound and reputable insurers, casualty insurance with respect to the Collateral and other assets. Borrower shall at the request of Lender, name Lender as loss payee of such insurance. All such insurance policies shall be in such form, substance, amounts and coverage as may be satisfactory to Lender and shall provide for thirty (30) days' prior written notice to Lender of cancellation or reduction of coverage. Borrower shall deliver to Lender, in kind, all payments or instruments representing proceeds of insurance received by Borrower. Insurance proceeds received by Lender, at any time, may be applied, at Lender's option, to repay any of the Obligations, whether or not due (and in any order determined by Lender), or held as security therefor, or employed to replace or repair any portion of the Collateral.

       3.5. Supplemental Documentation. Upon Lender's request, at any time, Borrower shall execute and deliver such agreements, documents and instruments, and do such further acts as Lender in its discretion, deems necessary or appropriate to create, preserve, perfect or evidence any security interest of Lender, or the priority thereof, in the Collateral.

       3.6. Other Fees and Expenses. Borrower shall pay to Lender immediately upon Lender's demand, all fees and expenses, including reasonable fees and expenses of attorneys and other professionals, incurred by Lender in connection with any and all of the following:
              (a) preparing, amending, supplementing, restating, negotiating or enforcing the Loan Agreement, any of the other Loan Documents or any waivers or consents in connection with the foregoing, (b) perfecting, protecting or enforcing Lender's interest in the Coll-ateral, (c) collecting the Obligations, or (d) defending or in any way addressing any claims made or litigation initiated by or against Lender as a result of Lender's relationship with Borrower or any guarantor. All such fees and expenses shall be payable to Lender whether incurred before, during or after any bankruptcy case or insolvency proceeding involving Borrower, any guarantor or any account debtor. Borrower shall be exempt from payment of such fees and expenses in the event of willful misconduct and gross negligence on the part of the Lender.

       3.7. Copyrights, Patents and Trademarks. Borrower owns or possesses all of the copyrights, patents, trademarks and licenses necessary to conduct its business. All such copyrights, patents, trademarks and licenses are listed on Schedule A hereto.

4.     EVENTS OF DEFAULT AND REMEDIES

       4.1. Events of Default. The occurrence of an "Event of Default" under the Loan Agreement constitutes an Event of Default under this Agreement.

       4.2. Remedies. Upon the occurrence of an Event of Default and at any time thereafter, Lender shall have all rights and remedies prov-ided in this Agreement, the Loan Agreement, any other Loan Documents, he Uniform Commercial Code as in effect in California or other applicable law, all of which rights and remedies may be exercised without notice to Borrower, all such notices being hereby waived, except such notice as is expressly provided for hereunder or is not waivable under applicable law. All rights and remedies of Lender are cumulative and not exclusive and are enforceable, in Lender's discretion, alternatively, successively, or concurrently on any one or more occasions and in any order Lender any determine. Without limiting the foregoing, Lender may:
              (a) terminate the facility under the Loan Agreement with respect to further Advances and other loans and Accommodations, whereupon no further Advances, loans or other Accommod-ations will be made thereunder or pursuant to any Inventory Rider;
              (b)   accelerate  the  payment  of  all   Obligations  and  demand
                    immediate payment thereof to Lender whereupon all Obligations shall become immediately due and payable without demand, presentation, protest, or further notice of any kind;
              (c) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral;
              (d) require Borrower, at Borrower's expense, to assemble and make available to Lender all or any portion of the Collateral at any place and time designated by Lender;
              (e) collect, foreclose, receive, appropriate, setoff and realize upon, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts or other Collateral which includes a monetary obligation and discharge or release the account debtor or other obligor, without affecting any of the Obligations;
              (f) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral, at such prices or terms as Lender may deem reasonable, for cash, upon credit or for future delivery, with Lender having the right to purchase the whole or any part of the Collateral at any public sale and, to the extent authorized by applicable law, at any private sale. If any of the Collateral is sold or leased by Lender upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Lender. If notice of disposition of Collateral is required by law, seven (7) days prior notice by Lender to Borrower designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice. If Lender institutes any action to recover any Collateral or seeks recovery of any Colla-teral by way of prejudgment remedy, Borrower waives the posting of any bond which might otherwise be required.

       4.3. Application of Collateral Proceeds. Lender may apply the cash proceeds of Collateral actually received by Lender from any sale, lease, foreclosure or other disposition of the Collateral to payment of any of the Obligations, in whole or in part (including reasonable attorneys' fees and legal expenses incurred by Lender with respect thereto or otherwise chargeable to Borrower) and in such order as Lender may elect, whether or not then due. Borrower shall remain liable to Lender for the payment of any deficiency, together with interest at the rate provided in the Loan Agreement plus the Default Rate as defined in the Loan Agreement, and all costs and expenses of collection or enforcement, including reasonable attorneys' fees and expenses.

       4.4. Grant of License to Use Patents and Trademarks. To enable Lender to exercise rights and remedies under Section 4.2 hereof Borrower hereby grants to Lender an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, license or sublicense any patent, trademark, trade secret, or copyright now owned or hereafter acquired by Borrower, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

5.     JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; AND RELEASE

       5.1. Governing Law. This Agreement, the Loan Agreement and the other Loan Documents shall be governed by, and construed in accordance with, the laws of the State of California (without giving effect to principles of conflicts of laws).

       5.2. WAIVER OF JURY TRIAL. BORROWER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY OF ANY ACTION OR PROCEEDING ASSERTING ANY CAUSE OF ACTION, CLAIM, THIRD PARTY CLAIM OR COUNTERCLAIM (COLLECTIVELY, "CLAIMS") ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE COLLATERAL. THIS WAIVER EXTENDS TO ALL SUCH CLAIMS, INCLUDING, WITHOUT LIMITATION, CLAIMS WHICH INVOLVE PERSONS OR ENTITIES OTHER THAN LENDER, CLAIMS WHICH ARISE OUT OF OR ARE IN ANY WAY CONNECTED TO THE RELATIONSHIP BETWEEN LENDER AND BORROWER, AND ANY CLAIMS FOR DAMAGES, BREACH OF CONTRACT, SPECIFIC PERFORMANCE, TORT OR ANY EQUITABLE OR LEGAL RELIEF OF ANY KIND.

       5.3. Jurisdiction. Borrower hereby irrevocably submits to the juris-diction of any California State or Federal court sitting in San Francisco County in any action or proceeding arising out of or relating to this Agreement, the Loan Agreement or any of the Loan Documents, and Borrower hereby irrevocably agrees that all claims with respect to such action or proceeding may be heard and deter-mined in such California State court or, to the extent permitted by law, in such Federal court. Borrower hereby irrevocably waives, to the fullest extent Borrower may effectively do so, the defense of inconvenient forum to the maintenance of such action or proceeding. Borrower irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Borrower's address specified in the Loan Agreement. Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other matter provided by law. Nothing in this Section
              5.3 shall affect Lender's right to serve legal process in any other manner permitted by law or affect Lender's right to bring an action or proceeding against Borrower or Borrower's property in the courts of other jurisdictions.

       5.4. No Implied Waiver. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. A waiver by Lender of any right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

       5.5. Release. Borrower hereby releases and exculpates Lender, its officers, employees and designees, from any liability arising from any acts under this Agreement, the Loan Agreement or any other
              Loan Documents, or in furtherance thereof, whether as attorney-in-fact or otherwise, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for willful misconduct or gross negligence. In no event will Lender have any liability to Borrower for lost profits or other special, consequential, exemplary, or punitive damages.

6.     TERM OF AGREEMENT:  MISCELLANEOUS

       6.1. Term. This Agreement shall remain in effect unless and until Lender receives full, final and indefeasible payment of all Obligations, the Loan Agreement shall be terminated and of no further force and effect, and Lender notifies Borrower in writing that the foregoing have occurred.

       6.2. Notices. Except as otherwise provided, all notices, requests and demands hereunder shall be made in the manner and shall have the effect provided in the Loan Agreement.

       6.3. Severability. If any provision of this Agreement is held to be invalid or unenforceable, such provision shall not affect the Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable.

       6.4.   Headings.  All title and section  headings used in this  Agreement
              are for  convenience  only and shall not be   used in interpreting
              this Agreement.

       6.5.   Counterparts.   This  Agreement  may be  executed in any number of
              separate counterparts, each of which shall be an original but all of which shall constitute one and the same agreement.

       6.6. Definitions. All terms used herein which are defined in the Uniform Commercial Code as in effect in California shall have the meanings given therein unless otherwise defined in this Agreement. All references to the singular or plural herein shall include the singular and plural, unless the context otherwise requires. The term "including" is not limiting or exclusive. Capitalized terms used in this Agreement shall have the following respective meanings when used herein:

              "Collateral" shall have the meaning set forth in Section 1.1. "Event of Default" shall have the meaning se forth in Section 4.1.
              "Loan   Agreement"  shall  have  the  meaning  set  forth  in  the introductory paragraph of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date stated above.

"Borrower"

       Source Scientific, Inc.

       By:

       Title:

   Address of Borrower's Chief Executive Office and Principal Place of Business:

       7390 Lincoln Way
       Garden Grove, CA  92641

       Telephone: 714 898-9001
       Facsimile: 714 891-1229




"Lender"

       CONCORD GROWTH CORPORATION

       By:

       Title:

       Address:

       1170 East Meadow Drive
       Palo Alto, California  94303

                                   SCHEDULE A

                                       TO

                               SECURITY AGREEMENT


1.     Trade Names (Section 3.1)

       Alton Instruments
       Source Scientific Systems, Inc.


2.     Locations of Collateral (Section 3.2)

       7390 Lincoln Way, Garden Grove, CA  92641


3.     Intentionally omitted.


4.     Encumbrances Against Collateral (Section 3.3)


         See Exhibit B

                                    EXHIBIT B

                                       TO

                               SECURITY AGREEMENT


 FILING                      FILING          SECURED            DESCRIPTION OF
 NUMBER        DATE        JURISDICTION       PARTY                COLLATERAL

94-095748      05.13.94        CA        Eaton Financial Corp    Equipment

94-144647      07.15.94        CA        AT&T Capital            Equipment
                                            Services

94-156287      08.01.94        CA        Eaton Financial Corp    Equipment

                                 LOAN AGREEMENT

This Loan Agreement (the "Agreement") is entered into as of October 1, 1996, between Source Scientific, Inc., a Corporation ("Borrower"), with its chief executive office and principal place of business located at the address set forth below Borrower's signature line, and Concord Growth Corporation ("Lender"), concerning loans and other credit accommodations to be made by Lender to Borrower.

Capitalized terms used in this Agreement shall have the meanings assigned to them in Section 8.11, Definitions, or in such other Section of this Agreement as is identified in Section 8.11.

1.     LOANS AND OTHER CREDIT ACCOMMODATIONS

       1.1. Loans. Subject to the terms and conditions in this Agreement, Lender shall make revolving loans to Borrower from time to time against Eligible Accounts (each, an "Advance") up to a maximum aggregate amount outstanding at any time not to exceed the lesser of (a) eighty percent (80%) (the "Advance Rate") of the aggregate amount of all Eligible Accounts, or (b) one million Dollars ($1,000,000) (the "Maximum Credit"). Except as otherwise provided in this Agreement, Advances may be borrowed, repaid and reborrowed.

              In the event the aggregate outstanding Advances shall at any time exceed the foregoing limitation, Borrower shall immediately repay the Advances in the amount of such excess.

       1.2. Eligible Accounts. "Eligible Accounts" are accounts which are and remain acceptable to Lender as Collateral for lending purposes. General criteria for Eligible Accounts are set forth below but may be revised from time to time by Lender, in its sole judgment, upon notice to Borrower; provided, that Lender may, in its sole sole discretion, make exceptions to any of the general criteria described below on a case by case basis without implying changes to such criteria:
              (a) such account was created in the ordinary course of Borrower's business;
              (b) such account is represented by an invoice in form acceptable to Lender;
              (c) the invoice that is delivered by Borrower to the account debtor with respect to such account instructs the account debtor to make payment directly to the Lockbox;
              (d) Borrower has delivered to Lender such original documents as Lender may have requested pursuant to Section 3.2 in connection with such account and, if requested by Lender, Lender shall have received from the account debtor a verification of such account, satisfactory to Lender;
              (e) the amount of such account represented by the invoice is absolutely owing to Borrower [except for any discounts for prompt payment provided by Borrower to account debtors in the normal course of Borrower's business which are approved in advance by Lender];
              (f) the goods giving rise to such account were not at the time of the sale subject to any liens except those permitted in the Security Agreement;
              (g) such account is not evidenced by chattel paper or an instrument of any kind; (h) such account is due not more than thirty (30) days from the date of the invoice; i) such account arises from a bona fide completed sale of goods or performance of services, which goods and services have been delivered to, or performed for, and in either case accepted by, the account debtor;
              (j) such account does not arise from the delivery of any tool-ings, samples, trial merchandise, promotional or demonstra-tion material;
              (k) such account does not arise from a sale to an individual acting with respect to his or her own personal, family or household consumption;
              (l) such account does not arise from progress billings (i.e., billings representing a percentage of the amount due upon completion or achievement of a contractual milestone but where failure to complete or deliver the remaining work or goods may constitute an offset, defense or counterclaim to payment);
              (m) such account does not arise from a retention (i.e., a percentage of the amount payable to Borrower pursuant to the contract which is withheld by the account debtor until a time after completion) nor is such account subject to holdbacks for retention;
              (n) such account does not arise from a bill and hold sale (i.e., a sale in which the account debtor has been invoiced without either delivery or acceptance of the goods or services or transfer of title of the goods, even when the goods are held and the invoices are issued at the account debtor's request);
              (o) such account does not arise from a sale on consignment, "sale or return" or "sale on approval" (i.e., sales in which title purports not to pass or has not passed to the account debtor until payment, resale, acceptance or otherwise);
              (p) such account does not arise from a guaranteed sale (i.e., a sale in which the account debtor reserves the right to return any unsold goods even if title purports to pass to the account debtor);
              (q) such account does not arise on terms under which payment may be conditional or contingent in any way; (r) there are no contra relationships (i.e., a situation in which the Borrower owes the account debtor money), setoffs, de-ductions, allowances, counterclaims or disputes existing with respect to such account and there are no other facts existing or threatened which would impair or delay the coll-ectibility of all or any portion thereof;
              (s) neither the account debtor nor any officer or employee of the account debtor is an officer, employee or agent of or is affiliated with Borrower, directly or indirectly;
              (t) the account debtor is neither the United States nor any State, subdivision, municipality, department or agency of the United States, unless there has been compliance with the Federal Assignment of Claims Act or any similar State or local law, if applicable;
              (u) the account debtor's chief executive office and principal place of business are located in the United States;
              (v) the account debtor is not the subject of any bankruptcy or insolvency proceeding of any kind; (w) such account is owed by an account debtor deemed creditworthy at all times by Lender;
               (x) there are no facts existing or threatened which might result in any adverse change in the account debtor's financial con-dition;
              (y) such account has not remained unpaid for more than ninety (90) days after the original invoice date; (z) such account is not owed by an account debtor who is or whose affiliates are past due upon other accounts owed to Borrower comprising more than twenty-five percent (25%) of the accounts of such account debtor or its affiliates owed to Borrower;
              (aa) such account is owed by an account debtor whose total indebtedness to Borrower does not exceed the amount of any customer credit limit as established, and changed, from time to time by Lender on notice to Borrower (accounts excluded from Eligible Accounts solely by reason of this subsection
                    (aa) shall nevertheless be considered Eligible Accounts in an amount not to exceed the customer credit limits);
              (bb) the aggregate amount of all accounts owed by the account debtor and/or such account debtor's affiliates does not exceed twenty percent (20%) of the aggregate amount of all otherwise Eligible Accounts (accounts excluded from Eligible Accounts solely by reason of this subsection (bb) shall nevertheless be considered Eligible Accounts in an amount not to exceed twenty percent (20%) of the aggregate face amount of all otherwise Eligible Accounts).

       1.3. Accommodations. Lender may, in its sole discretion, provide additional loans or financial accommodations (the "Accommodations") to Borrower. Such Accommodations, if made, shall be evidenced by, and repayable in accordance with, one or more secured promissory notes in form and substance acceptable to Lender (each, an "Accommodation Note"), and shall constitute Obligations under this Agreement.

       1.4. Inventory Loans. In the event Lender has agreed or hereafter agrees to provide loans to Borrower against any inventory of Borrower, such loans shall be upon the terms and conditions set forth in an Inventory Rider signed by Borrower and Lender (the "Inventory Rider") and shall constitute Obligations under this Agreement. Any such inventory loans shall not, when added to the outstanding Advances exceed the Maximum Credit.

       1.5. Reserves. Lender shall have the right to establish reserves against the amount of the Advances available under Section 1.1 to the extent necessary, in Lender's credit judgment, to ensure payment of the Obligations (the "Reserves"). Lender may, at its option, implement Reserves by either (i) designating as ineligible a sufficient amount of accounts that would otherwise be Eligible Accounts so as to reduce Borrower's availability by the amount of the intended Reserve, (ii) changing the Advance Rate set forth in
              Section 1.1, [or (iii) establishing a cash collateral account in Lender's name to hold collections as Lender's cash collateral].

2.     INTEREST AND FEES

       2.1. Facility Fee. Borrower shall pay Lender on the date hereof, and on each anniversary of the date of this agreement, a facility fee (the "Facility Fee") in the amount of one percent (1%) of the Maximum Credit, which fee is fully earned and non-refundable as of the date each such payment is due.

       2.2. Interest. Borrower shall pay interest to Lender on the outstand-ing Advances under this Agreement at floating rate per annum equal to the Prime Rate plus two and three quarters percent (Prime + 2.75%) (the "Interest Rate"), which interest shall be payable and calculated as hereinafter set forth. Borrower shall pay such interest to Lender on the first day of each month in an amount equal to (a) the quotient obtained by dividing the sum of the daily unpaid Advances outstanding on each day during the immed-iately preceding month by the actual number of days in such month (the "Average Daily Balance"), multiplied by (b) the quotient obtained by dividing the Interest Rate by 360, multiplied by (c) the actual number of days in the immediately preceding month. The Interest Rate shall increase or decrease monthly, on the first day of each month, by the amount of any increase or decrease in the Prime Rate. For purposes of this Agreement, the "Prime Rate" is the prime rate of interest publicly listed by the Western Edition of the Wall Street Journal on the first day of each month or, if the first day of such month is not a business day, on the last business day of the immediately preceding month. In the event the prime commercial interest rate listed by the Wall Street Journal is a range, the highest rate in the range shall be the "Prime Rate".

       2.3. Default Rate. Upon and after either (a) notification to Borrower of the occurrence of an Event of Default, or (b) termination of this Agreement, until the date that all Obligations are indefeasibly paid and satisfied in full, interest shall accrue on all Obligations at a rate equal to the sum of the Interest Rate otherwise payable to Lender plus __twelve percent (_12%).

       2.4. Administrative Fee. Borrower shall pay Lender on the first day of each month an administrative fee (the "Administrative Fee") in an amount equal to (a) the Average Daily Balance for the immed-iately preceding month, multiplied by (b) one quarter of one per-cent (_0.25%).

       2.5. Monthly Minimum Fee. Lender would not have entered into this Agreement and agreed to provide Borrower with the financing here-under unless Borrower guaranteed Lender that the sum of the interest as set forth in Section 2.2, in any Inventory Rider and in any Accommodation Note, and the administrative fees set forth in Section 2.4, in any Inventory Rider and in any Accommodation Note, paid to Lender in each month would be at least four thousand Dollars ($4,000) (the "Monthly Minimum Fee"). In the event the aggregate amount of such interest and administrative fees payable on the first day of any month is less than the Monthly Minimum Fee then Borrower shall pay to Lender on the first day of such month the Monthly Minimum Fee in satisfaction of the interest and ad-ministrative fees payable during such month.

       2.6. Early Termination Fee. In the event either (a) Borrower termin-ates this Agreement prior to the end of any Term, (b) Lender ter-minates this Agreement with respect to further Advances, inven-tory loans and other Accommodations upon and after the occurrence of any Event of Default, or (c) this Agreement automatically terminates upon the occurrence of an Event of Default under Sections 6.1(i) or (j) as set forth in Section 6.2, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits, in addition to all other Ob-ligations, Borrower shall pay to Lender, upon the effective date of any such termination, an early termination fee equal to the Minimum Monthly Fee multiplied by the number of months remain-ing in the then-current Term (the "Early Termination Fee"). Any partial month remaining in such Term shall constitute a full month for the purpose of calculating the Early Termination Fee.

       2.7. Audit Fees. Lender or its designee may conduct Quarterly examinations of the Collateral and Borrower's operations, unless an Event of Default has occurred and is continuing, in which event the number of audits conducted will be in Lender's reasonable discretion. Borrower shall pay Lender audit fees not to exceed __five hundred ninety five Dollars ($595__) per person per day plus expenses per audit but no more than $1,500 per audit. Audit fees shall be payable upon demand by Lender.

       2.8. Maximum Lawful Rate. In no event shall charges constituting interest under this Agreement exceed the highest rate permitted under applicable law. In the event that a court of competent jurisdiction makes a final determination that Lender has received interest under this Agreement in excess of the maximum lawful rate, then such excess shall be deemed a payment of principal and applied against the principal under this Agreement, and the interest payable under this Agreement shall be deemed amended to the amount payable under the maximum lawful rate.

       2.9. Calculations Based on 360 Day Year. Interest and any other amounts payable by Borrower to Lender based on a per annum rate shall be calculated on the basis of actual number of days elapsed over a 360-day year.

       2.10. Charges to Loan Account. At Lender's option, all principal, interest, fees, costs, expenses and other charges provided for in this Agreement, or in any other Loan Documents may be charged to any loan account of Borrower maintained by Lender either by (a) deducting such amounts from any Advance requested by Borrower and made by Lender, or (b) treating such amounts as additional Advances.

3.     ADMINISTRATION AND COLLECTION

       3.1. Delivery of Invoices. Borrower shall deliver a copy of each invoice to Lender as such invoice is generated and delivered to an account debtor or at least once per week in a batch. Borrower's granting of credits, discounts, allowances, deductions, return authorizations or the like with respect to any account will be promptly reported to Lender in writing.

       3.2. Delivery of Evidence of Shipment and Other Account Information. Borrower shall deliver to Lender proof of rendition of services, shipment, and delivery of goods at the same time Borrower delivers the invoices to Lender with respect to such services or goods pursuant to Section 3.1. Borrower shall deliver to Lender such other agreements and documents relating to the accounts or other Collateral, including assignments to Lender, at such times as Lender may request and in the manner specified by Lender.

       3.3. Lockbox; Collection of Collateral. Borrower shall instruct each account debtor to make all payments owed to Borrower in Borr-ower's name or properly registered trade name as set forth in the Security Agreement directly to a lockbox acceptable to Lender (the "Lockbox"). Borrower shall include on each invoice delivered to an account debtor a notice of assignment to Lender to make all payments directly to the Lockbox. Such instructions shall not be changed without Lender's prior written consent. Payments on all Borrower's accounts and all other proceeds of Collateral shall be made directly to the Lockbox, whether or not Lender is provid-ing financing for such account. All payments received in the Lockbox by 10:00 a.m. on any business day shall be deposited in an account designated by and acceptable to Lender on the same day and credited to Borrower's loan account as set forth in Section
              3.5. At Lender's request, all invoices and statements sent to any account debtor, other obligor or bailee, shall state that the accounts and such other Collateral have been assigned to Lender
              and are payable  directly and only to Lender.       Upon demand by
              Lender, Borrower shall reimburse Lender for the costs incurred by Lender in establishing and maintaining the Lockbox.

       3.4. Payment in Kind; Delivery to Lender. Notwithstanding Borrower's instructions to account debtors and other persons, in the event Borrower receives any payments on accounts or other proceeds of Collateral, Borrower will hold such payments in trust and safekeeping for Lender and immediately turn over to Lender the identical check or other form of payment received by Borrower with any necessary endorsement or assignment.

       3.5. Crediting of Payments. All Obligations shall be payable at Lender's office set forth below, at Lender's bank as identified to Borrower, or at such other place as Lender may expressly desig-nate from time to time. For purposes of determining availa-bility under this Agreement, payments on financed accounts and other payments with respect to the Collateral and Obligations will be credited to the loan account of Borrower upon the date of Lender's receipt of advice from Lender's bank that such payments have been credited to Lender's account or in the case of payments received directly in kind by Lender, upon the date of Lender's deposit thereof at Lender's bank, subject in either case to final payment and collection. Solely for the purpose of calculating interest and fees under this Agreement, including interest and fees under any Inventory Rider and any Accommodation Note, payments on financed accounts and other payments with respect to Collateral and Obligations shall be deemed received by Lender three (3) business days after the date of Lender's receipt of advice from Lender's bank that such payments have been credited to Lender's account or in the case of payments received directly in kind by Lender, three (3) business days after the date of Len-der's deposit thereof at Lender's bank, subject in either case to final payment and collection.

       3.6.   Intentionally omitted.

       3.7. Account Verification. Lender may at any time, but without any duty to do so, whether or not an Event of Default has occurred, and without notice to or assent of Borrower, in Lender's own name, pseudonymously, or by its designee: (a) request any account debtor, other obligor or bailee by telephone or in writing for verification of accounts and other Collateral; (b) notify any account debtor that the accounts and other Collateral that includes a monetary obligation have been assigned to Lender by Borrower and that payment thereof is to be made directly to Len-der; and (c) demand, collect or enforce payment of any accounts or such other Collateral. Upon Lender's request, Borrower shall assist Lender in connection with any request, notification or demand hereunder.

       3.8. Loan Account. Lender shall render to Borrower monthly a loan account statement. Each statement shall be considered correct and binding upon Borrower as an account stated, except to the extent that Lender receives, within thirty (30) days after the mailing of such statement, written notice from Borrower of any specific exceptions by Borrower to that statement.

4.     INTENTIONALLY OMITTED.

5.     REPRESENTATIONS, WARRANTIES AND COVENANTS.

       Borrower hereby represents, warrants and covenants to Lender the following, the truth and accuracy of which, and compliance with which, shall be continuing conditions to making any Advances, inventory and other loans and Accommodations by Lender to Borrower:

       5.1. Account Representations and Warranties. Each account submitted to Lender meets each of the eligibility requirements in Section 1.2, except as either (a) disclosed in writing to Lender at the time Borrower submits such account to Lender, or (b) is evident on the invoice representing such account. Each account, inclu-ding Eligible and non-Eligible Accounts, (i) is a bona fide account, (ii) represents indebtedness owed to Borrower, and
              (iii) is in all respects what it purports to be. All state-ments made and all unpaid balances and other information appear-ing in the invoices, agreements, proofs of rendition of services and delivery of goods and other documentation relating to the accounts, and all confirmatory assignments, schedules, state-ments of account and books and records with respect thereto, are true and correct and in all respects what they purport to be.

       5.2. Use of Proceeds; Single Loan. Borrower shall use the proceeds of Advances and other loans or Accommodations made by Lender to Borrower for legal and proper business purposes, and not for any personal, family, or household purposes. All Advances and other loans and Accommodations shall constitute one general Obligation and shall be secured by Lender's security interest in all of the Collateral.

       5.3. Compliance with Laws; Payment of Taxes. Borrower is and at all times will continue to be in compliance with the requirements of all material laws, rules, regulations and orders of any governmen-tal authority relating to its business, including those relat-ing to taxes (including payment and withholding of payroll taxes, employer and employee contributions and similar items), sec-urities, employee retirement and welfare benefits, employee health and safety, labor and environmental matters, and all mater-ial agreements or other instruments binding on Borrower or its property. Borrower shall pay all taxes, assessments and govern-mental charges against Borrower or any Collateral prior to the date on which penalties are imposed or liens attach with respect thereto, unless the same are being contested in good faith and, at Lender's option, Reserves are established for the amount contested and penalties which may accrue thereon.

       5.4.   Delivery of Agings and  Financial  Information.  Borrower   shall
              keep and maintain its books and records in accordance with gener-ally accepted accounting principles, consistently applied. Borr-ower shall, at its sole expense, deliver to Lender (a) on or before the thirtieth (30th ) day of each month, true and com-plete monthly agings of its accounts receivable and accounts and notes payable, and monthly inventory reports and bank statements for the prior month-end, and (b) on or before the thirtieth (30th) day of each month, true and correct monthly internally prepared interim financial statements for the prior month-end. Annually, Borrower shall, at its sole expense, deliver to Lender true and correct (a) financial statements of Borrower prepared according to generally accepted accounting principles, as soon as available, but in no event later than ninety (90) days after the end of Borr-ower's fiscal year, and (b) tax returns within ten (10) days after such tax returns are filed with the appropriate taxing au-thorities. Lender may require that annual financial statements be prepared and certified by an independent certified public acc-ountant acceptable to Lender. Borrower shall also cause each person or entity that is or becomes a guarantor to deliver to Len-der year end financial statements of such guarantor within thir-ty (30) days after the end of each such period.
              All of the information required above shall be in such form, and together with such other information with respect to the business of Borrower or any guarantor, as Lender may request.

       5.5. No Sale of Collateral, Merger or Acquisition of Interest. Borrower shall not, directly or indirectly, without the prior written consent of Lender: (a) sell, lease, transfer, assign, or otherwise dispose of any part of the Collateral or any material portion of its other assets other than sales of inventory to buyers in the ordinary course of business; (b) consolidate with or merge with or into any other entity; or (c) form or acquire any interest in any corporation or other entity.

       5.6. No Loans, Dividends, Transactions With Affiliates. Borrower shall not, directly or indirectly, without the prior written consent of
              Lender: (a) lend money or property to, guarantee, pay or assume indebtedness of, or invest in (by capital contribution or other-wise), any person, corporation or other entity (including any officer, director, employee, shareholder or affiliate of Borr-
              ower); (b) declare or pay any dividends on, redeem, or otherwise make any distributions on account of, any shares of any class of stock or other equity interest of Borrower now or hereafter out-standing; or (c) enter into any sale, lease or other transaction with any officer, director, employee, shareholder or affiliate of Borrower on terms that are less favorable to Borrower than those which might be obtained at the time from persons who are not an officer, director, employee, shareholder or affiliate of Borrower.

       5.7. Replacement of Officers and General Partners. If Borrower is a corporation and the chief executive officer, chief oper-ating officer or chief financial officer existing on the date of this Agreement shall resign or otherwise cease to be actively employed by Borrower in such capacity, Borrower shall appoint a replacement or substitution reasonably satisfactory to Lender within fifteen (15) days after the effective date of such resign-ation or the date such person ceases to be actively employed by Borrower. If Borrower is a partnership and any general partner withdraws or ceases to perform its duties in such capacity, such general partner shall be replaced with a new general partner reasonably satisfactory to lender within fifteen (15) days after the effective date of such withdrawal or the date such general partner ceases to perform its duties.

       5.8.   Financial Covenants.  Borrower shall:
              (a) at all times maintain working capital of not less than NA Dollars ($NA), as determined in accordance with generally accepted accounting principles in effect on the date hereof, consistently applied;
              (b) at all times maintain net worth of not less than NA Dollars ($NA), as determined in accordance with generally accepted accounting principles in effect on the date hereof, consistently applied; and
              (c) not, directly or indirectly, expend or commit to expend, for fixed or capital assets (including capital lease obligations) an amount in excess of NA Dollars ($NA) in any fiscal year of Borrower.
              (d) maintain positive cash flow (defined as Earnings Before Interest, Taxes, Depreciation, Amortization) on a quarterly basis, as determined in accordance with generally accepted accounting principles in effect on the date hereof, consistently applied.
              (e) maintain profitability on a quarterly basis, as determined in accordance with generally accepted accounting principles in effect on the date hereof, consistently applied.

       5.9. Litigation. There are no actions, suits, proceedings, investigations or claims pending, or to the knowledge of Borrower threatened, against Borrower or any of Borrower's assets, except as disclosed to Lender in writing before the date of this Agreement. Borrower shall promptly notify Lender in writing of any loss, damage, suit, proceeding, investigation, or claim relating to a material portion of the Collateral or that may result in a material adverse change in Borrower's business, assets, liabilities or condition.

       5.10. No Payments to Subordinated Creditors. Borrower shall not make any payments to any of the Subordinated Creditors on account of principal, interest or any other indebtedness, other than permitted payments as consented to by Lender in writing, unless and until all of the Obligations are indefeasibly paid and satisfied in full. Borrower may make payments to Subordinated Creditors unless and until an Event of Default occurs.

       5.11. Survival and Continuation of Representations. Each representation and warranty contained in this Agreement and the other Loan Documents shall be continuous and shall remain accurate, complete and not misleading during the Term of this Agreement, and all such representations and warranties shall survive the execution and delivery by Borrower and Lender of this Agreement and the other Loan Documents.

       5.12. Organization and Qualification. Borrower is, and shall continue to be, a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Borrower is qualified and authorized to do business and is, and shall continue to be, in good standing as a foreign corporation in each State where is conducts business and in which the failure to so qualify would have a material adverse effect on the financial condition, business or properties of Borrower.

       5.13. Corporate Power and Authority. Borrower is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not and will not contravene Borrower's charter, articles or certificate of incorporation or by-laws or result in a breach of or constitute a default under any indenture, loan agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound.

       5.14. Legally Enforceable Agreement. This Agreement is, and each of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of Borrower enforce-able against it in accordance with its terms.

6.     EVENTS OF DEFAULT AND REMEDIES

       6.1. Events of Default. The occurrence of any one or more of the following shall constitute an "Event of Default" under this Agree-ment:
              (a)   Borrower fails to pay as and when due any of the Obligations
              (b) Borrower fails to perform or breaches any of the material covenants or terms of this Agreement, the Security Agreement or any other Loan Document (other than a covenant or term which is dealt with specifically elsewhere in this Section 6.1);
              (c) Any representation, warranty or statement of fact made by Borrower to Lender in this Agreement, the Security Agreement or any other Loan Document or otherwise, or to any affiliate of Lender, shall be inaccurate or misleading in any material respect;
              (d) Any guarantor revokes, terminates or fails to perform any of the terms of any guaranty, endorsement or other agreement of such party in favor of Lender or any affiliate of Lender;
              (e) Notice of a federal tax lien is filed against Borrower or Borrower fails to pay any payroll or withholding taxes;
              (f)   Any  judgment,   writ  of  attachment  or  similar   process
                    involving an amount in excess of ten thousand Dollars ($10,000__) is obtained against Borrower or any guarantor, or any of their representative assets, and remains undischarged for thirty (30) days after it is obtained;
              (g) Borrower or any guarantor (if Borrower or guarantor is a partnership or corporation) or any general partner of Borrower or any guarantor (if such general partner is a corporation), is dissolved, or Borrower or any guarantor (if Borrower or guarantor is a corporation) fails to maintain its corporate existence in good standing, or the usual business of Borrower or any guarantor ceases or is suspended;
              (h) Borrower (if Borrower is a natural person), any guarantor (if such guarantor is a natural person) or any general partner of Borrower or any guarantor (if Borrower or such guarantor is a partnership and the general partner is a natural person), dies and, with respect to the death of a guarantor or a general partner such guarantor or general partner has not been replaced within ten (10) days of the death of such guarantor or general partner by another person as creditworthy in Lender's reasonable judgment as the original guarantor or general partner;
              (i) Borrower or any guarantor becomes insolvent, makes an assignment for the benefit of creditors, makes or sends notice of a bulk transfer or calls a general meeting of its creditors or principal creditors;
              (j) Any petition or application for any relief under the bankruptcy laws of the United States now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed by or against Borrower or any guarantor;
              (k) The indictment of Borrower or any guarantor under any criminal statute, or commencement of criminal or civil proceedings against Borrower or any guarantor, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of any of the property of Borrower or such guarantor;
              (l) Any default or event of default exists under any agreement, document or instrument at any time executed and/or delivered to Lender or any of its affiliates, by an affiliate of Borrower;
              (m) If Borrower is a corporation, any change in the controlling ownership of Borrower occurs; (n) Borrower makes any payment to a Subordinated Creditor in violation of the terms of any agreement entered into between such Subordinated Creditor and Lender, a copy of which has been delivered to Borrower.

       6.2.   Remedies.  Upon the  occurrence  of an Event of  Default  and at any time thereafter, Lender may, without notice, exercise any or all of the rights and remedies provided in the Security Agreement, the other Loan Documents or under applicable law, including the immediate termination of any further Advances, in-ventory and other loans and Accommodations, the declaration of all Obligations to be immediately due and payable, and the enfor-cement of Lender's security interest in all or any portion of the Collateral; provided, that immediately upon the occurrence of an Event of Default of a type described in Section 6.1(i) or (j), this Agreement shall automatically terminate without notice or demand of any kind and the Obligations shall be immediately due and payable.

7.     GOVERNING LAW; WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION;
       OTHER WAIVERS.

       7.1. Incorporation of Security Agreement Provisions Relating to Governing Law, Waiver of Jury Trial, Consent to Jurisdiction No Implied Waiver and Release. Sections 5.1, 5.2, 5.3, 5.4 and 5.5 of the Security Agreement relating to governing law, waiver of jury trial, consent to jurisdiction, no implied waiver and release apply to this Agreement and to the Security Agreement and other Loan Documents, and are hereby incorporated into this Agreement by reference.

       7.2. Waiver of Setoff. Borrower hereby irrevocably waives any right to offset against amounts owed by Borrowerto Lender under the Loan Documents any claims or counterclaims that may be asserted by Borrower.

8.     OTHER FEES AND EXPENSES; TERM OF AGREEMENT; MISCELLANEOUS

       8.1. Other Fees and Expenses. Borrower shall pay Lender immediately upon demand, those fees and expenses described in Section 3.6 of the Security Agreement.

       8.2. Effectiveness; Term. This Agreement shall only become effective upon execution and delivery by Borrower and Lender and, unless earlier terminated as provided in this Agreement, shall continue in full force and effect for an initial term of twelve (12) months from the date of this Agreement as set forth in the introductory paragraph hereof and shall be deemed automatically renewed for successive twelve-(12) month periods.

              Unless earlier terminated as provided in this Agreement, all Obli-gations shall be due and payable in full at the expiration of the
              last renewal Term.    This  Agreement may be terminated  prior to
              the end of the initial    or any renewal term (each, a "Term") as
              follows:
              (a) Borrower or Lender may terminate this Agreement as of the end of any Term by either party giving the other written notice at least thirty (30) days prior to the end of such Term. If either Borrower or Lender so notifies the other, all Obligations shall be due and payable in full at the end of such Term;
              (b) In addition to being able to terminate this Agreement at the end of each Term, Borrower may terminate this Agreement at any other time after giving Lender at least thirty (30) days prior written notice and paying Lender an Early Termination Fee as set forth in Section 2.6. Any such termination shall be effective upon payment to Lender in full of all Obligations, including the Early Termination Fee; and
              (c) Lender shall also have the right to terminate this Agreement as set forth in Section 6.2 upon and after the occurrence of an Event of Default or, as set forth in Section 6.2, this Agreement shall automatically terminate following the occurrence of an Event of Default under Section 6.1(i) or
                    (j). Upon any such termination following an Event of Default, all Obligations, including the Early Termination Fee, shall be due and payable in full.

       8.3. Deposit to Allow for Open Accommodations and Remittance Items. Upon termination of this Agreement by Borrower, as permitted herein, in addition to payment of all Obligations, Borrower shall deposit such amount of cash collateral as Lender determines is necessary to secure Lender from loss or expense, including reasonable attorneys' fees, in connection with any open Accommodations or remittance items or other payments provisionally credited to the Obligations and/or to which Lender has not yet received final and indefeasible payment.

       8.4. Continuing Obligations Upon Termination. No termination of this Agreement, including any termination set forth in Section 8.2 or 6.2, shall relieve or discharge Borrower of its obligations, duties and covenants hereunder until such time as all Obligations to Lender have been indefeasibly paid and satisfied in full. Without limiting the generality of the foregoing, all security interests and liens of Lender in and upon all then-existing and thereafter-arising or acquired Collateral, and all warranties, representations, covenants, agreements and waivers of Borrower, shall continue in full force and effect until released and terminated by Lender in writing after full and final payment of all Obligations.

       8.5. Notices. Except as otherwise provided, all notices, requests and demands hereunder shall be (a) made to Lender at its address set forth below its signature line and to Borrower at its chief executive office set forth below its signature line, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if by hand, immediately upon delivery; if by telex, telegram or telecopy, immediately upon receipt; if by overnight delivery service, one business day after dispatch; and if by first class or certified mail, three (3) calendar days after mailing.

       8.6. Participations; securitization. Lender may assign and sell par-ticipations in its rights and obligations under this agreement and the other loan documents. Lender may include the loans made pursuant to this agreement and the other loan documents in a pool of loans in which lender sells undivided interests as part of a securitization program.
              (a) Assignment of Loans. Borrower understands that Lender may from time to time transfer and assign Loans and its rights under this Agreement to one or more assignees. Borrower hereby consents to these transfers and assignments by Lender to one or more assignees. Borrower hereby consents that any such assignee may exercise the rights of Lender hereunder. Borrower further hereby consents and acknowledges that any and all defenses, claims or counterclaims that it may have against Lender shall be limited to, and may only be brought against, Lender and shall not extend to any assignee, including but not limited to funding obligations.
              (b) Borrower and Lender intend that any and all direct or indirect assignees of the Lender of the type set forth above shall be third party beneficiaries of this Agreement.

       8.7.   Severability.  If any  provision of this  Agreement is held to be
              invalid or  unenforceable,  such  provision       shall not affect
              the  Agreement  as   a   whole,  but this   Agreement   shall  be
              construed  as though it did not   contain the particular provision
              held to be invalid or unenforceable.

       8.8. Integration. This Agreement, the Security Agreement and the other Loan Documents contain the entire agreement of the par-ties as to the subject matter hereof. All prior commitments, pro-posals and negotiations concerning the subject matter hereof are merged herein. Neither this Agreement, the Security Agreement nor any of the other Loan Documents shall be amended, modified or discharged orally or by course of conduct,but only by a written agreement signed by an authorized officer of Lender and Borrower. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns, except that Borrower shall not assign this Agree-ment or any of its rights hereunder without the prior written consent of Lender.

       8.9. Headings. All title and section headings used in this Agreement are for convenience only and shall not be used in interpreting this Agreement.

       8.10. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall be an original but all of which shall constitute one and the same agreement.

       8.11. Definitions. All terms used herein which are defined in the Uniform Commercial Code as in effect in California shall have the meanings given therein unless otherwise defined in this Agreement. All references to the singular or plural herein shall include the singular and plural, unless the context otherwise requires. Unless otherwise specified any reference to a "Section" shall refer to the relevant Section of this Agreement. The term "including" is not limiting or exclusive. Capitalized terms used in this Agreement shall have the following respective meanings when used herein:

              "Accommodations" shall have the meaning set forth in Section 1.3. "Accommodation Note" shall have the meaning set forth in Section
                1.3.
              "Administrative Fee" shall have the meaning set forth in Section
                2.4.
              "Advance" shall have the meaning set forth in Section 1.1. "Advance Rate" shall have the meaning set forth in Section 1.1. "Agreement" shall mean this Loan Agreement, as the same may be amended, supplemented, extended or restated from time to time. "Average Daily Balance" shall have the meaning set forth in
                Section 2.2.
              "Borrower" shall mean the Borrower as identified in the introductory paragraph of this Agreement, and its successors and assigns.
              "Collateral" shall have the meaning set forth  in  the  Security
                 Agreement.
              "Early Termination Fee" shall have the meaning set forth  in  Sec-
                 tion 2.6.
              "Eligible Accounts" shall have the meaning set forth in Section
                 1.2.
              "Event of Default" shall have the meaning set forth in Section
                 6.1.
              "Facility Fee" shall have the meaning set forth in Section 2.1. "Interest Rate" shall have the meaning set forth in Section 2.2. "Inventory Rider" shall have the meaning set forth in Section 1.4. "Lender" shall mean the Lender as identified in the introductory paragraph of this Agreement, and its successors and assigns. "Loan Documents" shall mean this Agreement, any Inventory Rider, any Accommodation Notes, the Security Agreement, and all instruments, documents, agreements and other writings signed by Borrower or any Guarantor and delivered to Lender in connection with this Agreement or otherwise, whether now existing or hereafter arising, as the same may be amended, supplemented, extended or restated from time to time.
              "Lockbox" shall have the meaning set forth in Section 3.3. "Maximum Credit" shall have the meaning set forth in Section 1.1. "Monthly Minimum Fee" shall have the meaning set forth in Section
                 2.5.
              "Obligations" shall mean any and all loans, advances, fees, charges, indebtedness and obligations of every kind owing by Borrower to Lender, and/or Lender's affiliates, or incurred by Lender on behalf of Borrower, however evidenced, whether arising under this Agreement, the Security Agreement, any other Loan Documents or otherwise, and whether now existing or hereafter arising, including all Advances, inventory loans, Accommodations, Finance Fees, interest, Administrative Fees, Early Termination Fees, Facility Fees, attorneys' fees and expenses.


              "Reserves" shall have the meaning set forth in Section 1.5. "Security Agreement" shall mean the Security Agreement executed by Borrower and Lender dated October 1, 1996 , pursuant to which Borrower grants to Lender a security interest in and lien upon its personal property, as the same may be amended, supplemented, extended or restated from time to time.
              "Subordinated Creditors" shall mean NA.
              "Term" shall have the meaning set forth in Section 8.2.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first stated above.

"Borrower"

       Source Scientific, Inc.

       By:

       Title:

  Address of Borrower's Chief Executive Office and Principal Place of Business

       7390 Lincoln Way
       Garden Grove,CA  92641

       Telephone:714 898-9001
       Facsimile:714 891-1229




"Lender"

       CONCORD GROWTH CORPORATION

       By:

       Title:

       Address:
       1170 East Meadow Drive
       Palo Alto, CA 94303-4234

       Telephone: 415-493-0921
       Facsimile: 415-857-0900

                          CERTIFIED COPY OF RESOLUTIONS


     RESOLVED, that the Concord Growth Corporation Loan Agreement of the date specified below between this company and Concord Growth Corporation (herein "Lender") and all other agreements and documents connected therewith be, and the same hereby are, approved on the terms and conditions as set forth therein;
     RESOLVED, that any officer of this company is authorized and directed to enter into said agreement and all other agreements and documents connected therewith and to execute the same for and on behalf of this company on the terms and conditions set forth therein;
     RESOLVED, that any officer of this company is authorized and directed to negotiate, agree upon, execute and deliver, from time to time, in the name of, and on behalf of, this company, such agreements, amendments and supplements to said agreement or any other agreement or document connected therewith, documents, instruments, certificates, notices, and further assurances, and to perform any and all such acts and things as may be required by Lender in connection with said agreement or any other agreement or document connected therewith, or may to him seem necessary or proper to implement and effect complete consummation of said agreement or any other agreement or document connected therewith in all respects and the purposes set forth in these resolutions;
     RESOLVED, that a schedule of account submitted and signed by any employee of the company will authorize the sale, transfer or assignment of, for full face value or at a discount therefrom, accounts, notes, trade acceptances, drafts, contracts, leases or other instruments owned or held by the company and guarantee payment thereof on the company's behalf.
     RESOLVED, that these resolutions shall remain in full force and effect until written notice of their amendment or repeal shall be received by Lender and until all indebtedness and obligations arising out of said agreement and all other agreements and documents connected therewith shall have been paid and satisfied in full.

The undersigned, as the duly constituted Secretary of this company does hereby certify that the foregoing is a true and correct copy of the resolutions duly adopted at a meeting of the Board of Directors of this company, duly called, noticed and held on the date specified below, at which meeting there was at all times present and acting a quorum of the members of said Board; that said resolutions are in full force and effect; and that the following is a true and correct list of the present officers of this company:


Date of  Loan Agreement:  October 1, 1996



President's Name:  Richard Sullivan

Vice-President's Name:  ______________________________

Corp. Secretary's Name:  ______________________________

CFO/Treasurer's Name:  M. A. Shawky


              Corporate Secretary's Signature:

              Name of Company:  Source Scientific, Inc.


(seal)


Date company's Board of Directors adopted above resolutions: